THIRD AVENUE VALUE FUND
                                  ANNUAL REPORT

                                October 31, 1996

                               Board of Directors
                                 Phyllis W. Beck
                                  Tibor Fabian
                                Gerald Hellerman
                                  Marvin Moser
                                Donald Rappaport
                               Myron M. Sheinfeld
                                  Martin Shubik
                                 Charles Walden
                                Martin J. Whitman

                                    Officers
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                   David Barse
                Chief Operating Officer, Executive Vice President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                                   Kerri Weltz
                               Assistant Treasurer

                                  Stuart Merzer
                                    Secretary

                                 Transfer Agent
                               FPS Services, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4500
                           (800) 443-1021 (toll-free)

                                    Custodian
                               Danielson Trust Co.
                                  525 B Street
                            San Diego, CA 92101-4492

                               Investment Adviser
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             Independent Accountants
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                                767 Third Avenue
                             New York, NY 10017-2023

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                                www.mjwhitman.com

Dear Fellow Shareholders:

At October 31, 1996, the audited net asset value attributable to the 23,364,688 common shares outstanding of the Third Avenue Value Fund, Inc. ("TAVF" or the "Fund") was $24.26 per share. This compares with an unaudited net asset value of $22.53 per share at July 31, 1996, and a net asset value of $20.97 at October 31, 1995, as adjusted for subsequent distributions. At December 10, 1996, the unaudited net asset value was $26.29 per share.

QUARTERLY ACTIVITY

     During the fourth quarter of fiscal 1996, the Fund established new postions in 7 issues, increased its holdings of 12 issues, eliminated holdings of 3 issues, and received pay-downs of principal on 2 holdings of secured indebtedness.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES         NEW POSITIONS ACQUIRED
$4,530,821               The Money Store Home Equity Trust due
                         1/15/07 (Asset Backed Security Rated AAA)
$7,615,000               The Money Store Home Equity Trust due
                         1/15/16 (Asset Backed Security Rated AAA)
$2,635,100               Olympic Automobile Receivables Trust due 6/15/02 (Asset Backed Security Rated AAA)
200,000 shares           Applied Materials, Inc. Common Stock
                         ("Applied Materials Common")
50,000 shares            Fischer Imaging Corp. Common Stock ("Fischer Common")
200,000 shares           KLA Instruments Corp. Common
                         Stock ("KLA Common")
169,200 shares           Tencor Instruments Common Stock
                         ("Tencor Common")

                         INCREASES IN EXISTING POSITIONS
89,978 shares            ACMAT Corp. Class A Common Stock ("ACMAT Common")
16,000 shares            American Physicians Service Group, Inc.
                         Common Stock ("APSG Common")
60,000 shares            Carver Bancorp, Inc. Common
                         Stock ("Carver Common")
66,000 shares            Electro Scientific Industries, Inc. Common
                         Stock ("ESIO Common")
425,000 shares           Electroglas, Inc. Common Stock
                         ("Electroglas Common")
361,100 shares           FSI International, Inc. Common Stock
                         ("FSI Common")
$2,636,000               Head Insurance Investors L.P.
                         ("Head Investors")
72,000 shares            Liberty Financial Companies, Inc.
                         Common Stock ("Liberty Common")
200,000 shares           Silicon Valley Group, Inc. Common
                         Stock ("SVGI Common")
13,900 shares            Tecumseh Products Co. Class B
                         Common Stock ("Tecumseh Common")
88,700 shares            Veeco Instruments, Inc. Common Stock
                         ("Veeco Common")
142,700 shares           Vertex Communications Corp. Common
                         Stock ("Vertex Common")

                         POSITIONS ELIMINATED
190,000 shares           NetFRAME Systems Inc. Common Stock
                         ("NetFRAME Common")
122,500 shares           Tricord Systems, Inc. Common Stock
                         ("Tricord Common")
138,200 shares           United Coasts Corp. Common Stock
                         ("United Coasts Common Stock")

                         POSITIONS REDUCED
$1,300,613               Combined Investors, L.L.C.
                         ("Combined Notes")
$ 441,844                Eljer Industries, Inc. Bank Debt
                         ("Eljer Bank Debt")

For most of fiscal 1996, the Fund had approximately 30% of its net assets invested in credit instruments which had little or no credit risk, i.e., cash equivalents consisting mostly of treasury bills, as well as U.S. government agency guaranteed inverse floaters which had been acquired in late 1994 as a means of locking in an above-average yield to maturity. These investments serve two purposes: first, to provide a cash reserve, and second, to lock in reasonably good yields to maturity, say between 5% and 10%. While these instruments carry no credit risk, they do carry interest rate risk, market risk and, above all, opportunity cost risk, in that equity investing might have proved to be a more rewarding alternative. In holding these issues, TAVF incurs little risk that there will be a permanent impairment of capital. The Fund, however, is very much at risk in that, at any time, any of these holdings with a maturity of over one year could have an unrealized market loss. Just as with all its other investments, TAVF is rather completely concentrated on the avoidance of permanent impairment of capital. We worry hardly at all about unrealized market losses.

The Asset Backed Securities Rated AAA provide the Fund with a yield to maturity of about 6.3%, or some 120 basis points more than the treasury bills these instruments replaced. The Asset Backed Securities Rated AAA achieved AAA ratings because they are unconditionally guaranteed by either MBIA Inc. or Financial Security Assurance Holdings Ltd., two companies whose common stocks are held in the Fund's portfolio. Having a AAA rating created out of financial insurance rather than by the characteristics of the security itself is known as a synthetic AAA, to distinguish such debt obligations from natural AAAs. Generally, better yields are obtainable from acquiring synthetic AAAs than from acquiring natural AAAs. In my opinion, though, synthetic AAAs are better quality instruments than natural AAAs, albeit any AAA seems to be without credit risk.

Outside of investments in the common stocks of exceptionally well-financed semiconductor equipment manufacturers - Applied Materials, KLA, Tencor, ESIO, Electroglas, FSI, SVGI and Veeco - the Fund was relatively inactive during the fourth quarter of fiscal 1996. United Coasts was merged into a subsidiary of its parent, ACMAT. As a consequence of the merger, TAVF exchanged its holdings of United Coasts Common for additional shares of ACMAT Common. Positions in APSG Common, Carver Common, Liberty Common, Tecumseh Common, and Vertex Common were increased through open market purchases. Fischer Imaging Corp. seems to be a promising medical devices company, albeit it faces tough competition. Fischer Common seemed to have been selling at an unusually depressed price at the time TAVF purchased shares.

Insofar as it is feasible, the Fund is managed on a basis designed to minimize income tax burdens on shareholders. During the fourth quarter, long-term capital losses were realized by the sales of NetFRAME Common and Tricord Common, two companies whose operating performances have been disappointing and whose financial positions are now less strong than they were when the Fund acquired its initial positions. As a result of these tax planning measures, net realized capital gains for 1996 ought to amount to less than 15 cents per TAVF share.

During the fourth quarter, the Fund aggressively expanded its holdings of the common stocks of semiconductor equipment manufacturers. TAVF now holds 11 different issues, each of which represents an interest in a company which is extremely well-financed. Based on cost, TAVF has invested over $54 million in these issues, equal to almost 10% of net assets at October 31, with net assets valued at market. Most of these common stocks were selling at less than 10 times earnings for the 12 months ended June 30, 1996, and at less than a 50% premium over tangible book value. In terms of operations, the eleven cover some aspect of each phase involved in the manufacture of the simplest to the most complex semiconductors. At October 31, these common stocks, valued at market, accounted for about 11% of the Fund's net asset value. But there has since been a raging bull market in these issues (which I never predicted and which took me by surprise); at November 29, these issues had a market value of $79.5 million and accounted for almost 13% of Fund assets.

The highly cyclical semiconductor equipment industry is entering a down cycle which might last anywhere from two quarters to three years, or maybe even longer. However, the underlying growth trends for the industry, say, over the next three to ten years, seem to be spectacular. Not only is a "digital revolution" underway which ought to result in an exploding demand for semiconductors, but also technological innovations ought to make it necessary for chip manufacturers to reequip existing factories even if they do not build new ones.

The semiconductor equipment industry in the 1990s reminds me a lot of the automotive equipment suppliers and machine tool manufacturers in the 1940s and 1950s, when the well-capitalized and well-entrenched companies faced an outlook where very high long-term growth was likely to be tempered by periodic cyclical downturns. The common stocks of auto suppliers then sold in stock markets at the same modest price:earnings ratios versus peak earnings as existed at October 31 for semiconductor supplier common stocks.

TAVF has focused on the equipment industry rather than chip manufacturing, itself, as the vehicle of choice to participate in the "digital revolution". For this there are two reasons. First, the common stocks of semiconductor equipment manufacturers seem much more modestly priced based on relevant financial statistics. Second, the mortality rate for individual companies in the overall semiconductor industry might be large, especially since technological innovations are bound to continue to be rapid, expensive, and require loads of managerial and engineering-scientific talent. And here, I suspect that the mortality rate is likely to be higher among chip manufacturers than among equipment suppliers. Having said this, I know unfortunately that not all 11 common stocks in the Fund's portfolio will turn out to be winners. TAVF is bound to find itself with a few NetFRAMEs and Tricords within this industry group. Yet, I think most of the issues held by the Fund ought to do okay, a few ought to be huge winners, and, overall, the odds favor having very good long-term results from TAVF's portfolio of semiconductor equipment supplier common stocks.

There is also a good argument to be made that growing semiconductor equipment manufacturers very much understate earnings compared with ordinary manufacturers involved in capital intensive industries, such as the aforementioned automobile suppliers. As compared to expenditures for Research, Development and Engineering
(RDE), semiconductor equipment manufacturers have quite modest capital expenditures for Property, Plant and Equipment (PPE). PPE expenditures are capitalized for accounting purposes and then depreciated via charges against periodic earnings over the estimated useful life of these fixed assets. On the other hand, RDE expenditures for semiconductor equipment manufacturers are all expensed by contemporaneous charges to the income account; none of which are capitalized, at least among the companies whose common stocks TAVF acquired in 1996. From a non-accounting, economic point of view, it seems to me that RDE expenditures by entrenched, growing semiconductor manufacturers are quite similar to capital expenditures for other manufacturers, e.g., auto suppliers, steel producers or aluminum fabricators. The purpose of both types of expenditures are to give a company resources it can use to create future cash flows or earnings.

It is probably coincidence, but it seems as if TAVF, at least once a year, makes concentrated investments in a depressed area. This year, the group consists of semiconductor equipment common stocks. In 1995, it was Kmart debt instruments; in 1994, it was Inverse Floaters; and in 1993, it was financial insurance company common stocks. So far, so good, but there certainly are no guarantees.

The TAVF analysis of semiconductor equipment companies at the end of October did not differ materially from how the group appears to have been analyzed by the research departments of various broker/dealers, including Alex. Brown and Lehman Brothers. We all seemed to agree that the issues are safe and cheap based on high quality present financial positions and excellent long-term outlooks. We agreed also that the industry is entering a depressed period of indeterminate length. None of these research departments, though, were recommending the common stocks TAVF was buying. The differences seemed to revolve around what factors each believes ought to be weighted as important. The Fund, for example, is focused on strong financial positions, a factor all but ignored by research departments. The research departments are focused on the immediate earnings outlook, a factor all but ignored by the Fund insofar as we continue to think the issuers will remain enough in the black so that they do not dissipate strong financial positions during the downturn.

The essential difference between TAVF and the research departments was that the Fund was trying to do good enough on a long-term basis; the Fund has undertaken no stock market, as distinct from corporate, analysis; and the Fund was not trying to buy these common stocks at, or near, bottom prices. TAVF had no idea of where the stock market bottom might have been for these common stock issues. In contrast, each brokerage firm was deeply concerned with near-term downside risk as measured solely by the prices at which they thought these semiconductor equipment common stocks might sell. Purely and simply, they seemed most unlikely to recommend the purchase of semiconductor equipment common stocks, regardless of price, until they saw evidence of an industry turn-around. This reminds me much of the Kmart experience last year where, notwithstanding the obvious money making potential in Kmart obligations either as performing loans or as participants in a Chapter 11 reorganization, institutions were loathe to buy because if Kmart filed for Chapter 11 relief, it was believed that the bonds would be available at materially lower prices. This type of security analysis, where one tries to estimate what market prices will be in the short-run rather than trying to determine underlying corporate values, seems to me to be emphasizing the hole rather than the doughnut. TAVF intends to stay focused on the doughnut.

For shareholders seeking long-term appreciation with some margin of safety, the TAVF approach seems more appropriate, especially for those saving for retirement or a young child's education. Long-term holdings of semiconductor equipment common stocks, acquired at late 1996 prices, ought to be right up their alley. On the other hand, for those striving to maximize near-term market performance consistently, the broker/dealer approach seems to make sense.


CORPORATE VALUATION AND TAVF

Unlike the broker/dealer research departments discussed above, as well as virtually all financial literature published by academics and the Graham & Dodd school of fundamental analysis, TAVF, in its analysis, tends to give short shrift to immediate outlooks for stock prices, and completely ignores stock market, as distinct from corporate, factors in making investment decisions. The stock market factors ignored encompass all technical-chartist considerations (indeed any study of historic securities prices): accounting earnings, dividend policy, short run outlooks, and macro factors such as stock market indexes, Gross Domestic Product, Unemployment, Housing Starts, Book to Bill ratios, etc. The Fund is not alone in the way it analyzes. As a matter of fact, TAVF seems to look at situations the way the most successful control investors, e.g., Warren Buffett, Ted Forstmann, Carl Icahn, Ron Perelman and Richard Rainwater, do. These people are not burdened with the excess baggage of trying to forecast, but not influence, future market prices. A minority of other mutual funds, with a fundamentalist buy and hold strategy, also seem to be much like TAVF, including Gabelli, Lindner Fund, Mutual Shares and Tweedy Browne. Perhaps we long-term fundamentalists concentrating on underlying corporate values are really the mainstream, although we seem to be only a tiny minority among mutual funds.

To those of us who concentrate on corporate value, stock market prices do not determine business value. Rather, such prices are something activists take advantage of to create values for themselves. Not only is corporate value different from market price, but it ought to be because the emphasis tends to be on different factors, and insofar as the same factors are considered, they are weighted quite differently. As a matter of fact, for activists, the differences between market prices and underlying corporate values gives rise to what is probably the most significant long-term arbitrage extant in the financial community. Sometimes, market prices for common stocks are ultra-high compared with corporate values. At other times, market prices for common stocks are low to ultra-low compared with the corporate values existing for reasonably well-financed (or financeable) companies.

When common stock prices are ultra high compared to corporate values, common stocks are issued to the public in IPOs and in connection with mergers and acquisitions. When common stock prices are low to ultra-low, companies go private in Leveraged Buy-Outs (LBOs) or plain going-privates, or are acquired in hostile take-overs and in mergers and acquisitions where the consideration paid can range from cash to the acquiring company's common stock. The TAVF long-term strategy, as a passive investor in common stocks, is to be a long-term beneficiary of the arbitrage bound to exist when market prices for common stocks are well below underlying business values. For example, if our analysis of the semiconductor equipment industry is close to right, many issues ought to become takeover candidates in the years ahead.

I've read a lot of literature purporting to describe the principles of corporate value. Everything I've read seems to be either misleading or incomplete. Most materials are misleading because they analyze the prices at which they believe a common stock ought to sell in markets populated by Outside Passive Minority Investors (OPMIs) rather than by reference to underlying values that might exist within the corporation. All materials I've read seem incomplete, too, in that each school is looking for the one "magic" factor that measures value. For academics, that factor seems to be discounted cash flow. For Graham & Dodd, that factor seems to be earning power. Part of the problem encountered by academics and Graham & Dodd is that they seem to analyze almost any company as a strict going concern which will remain in the same industry it always has been in, conducting pretty much the same operations as it always has. Against that background, it makes sense to state that values will be determined by future flows from operations, whether those flows are in the form of free cash or earning power.

The TAVF view, however, is that very few companies are strict going concerns. Rather, besides creating value from day to day operations, they also will create value by engaging in transactional activities such as mergers and acquisitions, accessing capital markets, selling assets in bulk, refinancing and liquidating. Merely examining flows omits too many important, non-flow, activities which create value. For the Fund, there is no one "magic" factor that creates value. Corporate value can be created in four ways, three of which are internal and one of which is external:

Internal Value Creation

1) FREE CASH FLOW AVAILABLE FOR WEALTH CREATION BY EXPANDING ASSETS, MAKING PAYMENTS TO CREDITORS, AND/OR DISTRIBUTING CASH TO SHAREHOLDERS. Very few companies probably enjoy free cash flow from a going concern point of view. While it is true that for any investment to make sense for a company, the cash values created out of the investment have to exceed the cash costs of the investment, including the cost of capital, this net cash generation tends not to exist for the going concern. For example, almost any finance company that is expanding its receivables portfolio will have cash negative operations and the finance company will have to get operating cash from external sources. However, any individual receivable in which the finance company has invested is likely to create interest and fee income in excess of interest costs, bad loan charges, operating expenses and income taxes.

The principal securities held by the Fund where the issuers benefit from having free cash flows are those involved in money management, an area where there are no needs to invest in receivables, inventory, fixed assets or intangible assets and where overhead seems quite controllable, except maybe for marketing expense. The common stocks of these companies, including companies managing life insurance products, valued at market, account for close to 15% of Fund assets, our largest single industry category.

                                       or

2) EARNINGS WHICH ARE DEFINED AS FLOWS WHICH CREATE CORPORATE WEALTH WHILE CONSUMING CASH. For the vast majority of going concerns in industrial economies, and for all industrial economies in the aggregate, earnings seem to be far more commonplace than are cash flows. Since earnings require the consumption of cash, earnings in general cannot have any independent value unless combined with access to capital markets. Most capital markets are creditor markets, but frequently, ability to access capital markets depends on an ability to also access equity markets in order to expand the capital base.

The majority of securities held in the TAVF portfolio are earnings-driven plays, starting with the Kmart and Eljer Industries debt securities and going down through the semiconductor equipment manufacturers. While the semiconductor equipment manufacturers which prosper will probably not need to access capital markets for some time to come, those which create wealth seem bound to consume cash in the process, especially since expenditures for research and development have to be so huge. Also, many semiconductor equipment manufacturers are probably going to want to finance acquisitions.

                                     and/or

3) AS AN ALTERNATIVE, OR SUPPLEMENT, TO THE TWO FLOWS, CORPORATE VALUE EXISTS INSOFAR AS CORPORATIONS OWN, OR CONTROL, SEPARABLE AND SALABLE ASSETS (OR LIABILITIES WHOSE PRESENT VALUE IS MUCH BELOW BOOK CARRYING VALUE) WHICH CAN BE DISPOSED OF, OR USED AS A SOURCE OF OUTSIDE FINANCING, WITHOUT INTERFERING WITH, OR UNECONOMICALLY DIMINISHING, FREE CASH FLOW OR EARNINGS.

TAVF dedicates a large portion of its equity portfolio to companies owning separable and salable assets and where the Fund could acquire its positions at discount prices compared with perceived workout values. Such common stocks held by the Fund include the entire portfolio of real estate equities, the common stocks of the broker/dealers which have a presence in money management, Capital Southwest Common and St. Joe Corp. Common. TAVF will always be spending much time and effort on these types of companies, largely because these businesses are so much easier to analyze and value compared with those where one has to estimate future flows, whether cash or earnings, and apply to those future flows an appropriate capitalization rate.

                                       and

EXTERNAL VALUE CREATION

4) CORPORATIONS CAN, AND DO, CREATE VALUE BY ACCESSING CAPITAL MARKETS AT PRICES, AND ON TERMS, THAT GIVE THE CORPORATION A TREMENDOUS BARGAIN. The use of proceeds from such access may be either for expansion of an existing asset base, creating a new asset base, refinancing-restructuring of the liability side of the balance sheet, acquisition of other corporations, or even making massive distributions to shareholders, which is what occurs as a result of LBO transactions. One way that corporations, and their promoters, take advantage of the super pricing that might be available is to sell a new issue of common stock in an IPO. Many of the semiconductor equipment common stocks TAVF owns had public offerings in recent years at 3 to 5 times the prices the Fund paid to establish its position.

TAVF keeps dipping a toe into private placements at prices related to promoters' prices, where the game plan is to have an IPO several years hence. The Fund has done okay, not great, in these types of investments. The return on LaSalle Re Holdings common stock has been good. Sen-Tech common stock has been disappointing. I have high hopes for our investment in Head Insurance Investors. Our best investment in this area, by far, has been in the common stock of Capital Southwest, a business development company. Bill Thomas, who runs Capital Southwest, is as sound a venture capitalist as I've ever come across. Capital Southwest has the long-term track record to prove it.

1996 PERFORMANCE

I think TAVF performed satisfactorily in 1996, especially since the Fund operated for the whole year with cash equivalent reserves of around 25% of net assets, while other credit instruments without credit risk accounted for another 5% of net assets. TAVF shares appreciated by almost 16% in 1996. However, many other mutual funds had as good or better performance than the Fund. The Fund would have invested much more heavily in "safe and cheap" assets having promise of higher returns than cash equivalents if it could have found them. Those who think the sole measure of management ought to involve maximizing total return consistently would be unhappy with any fund that did not correctly predict the market. (For example, Jeff Vinik may have been eased out of Magellan Fund because of large bond positions held in a bull market period, albeit Magellan's portfolio probably was less conservative than TAVF's.) Be fully invested for bull markets. Hold a lot more cash than 25% of net assets for bear markets. I think these "outperform the market consistently folks" are simply short-term speculators, very few of whom focus on investment, as distinct from market risk.

TAVF would have been relatively fully invested in instruments other than credit instruments without credit risk in 1996 if it could have identified enough securities which were "safe and cheap". For the Fund, "safe" in common stock investing refers to companies which enjoy super-strong financial positions. "Safe" in credit investing involves owning corporate debt securities which will be in a senior position, preferably secured, in the event the issuer experiences a money default and has to reorganize or liquidate. "Cheap" in common stock investing refers to acquiring securities at prices which appear to be no more than 50% of what we believe would be the workout for the common if the business were to be a private business or a takeover candidate. "Cheap" in credit investing, where some credit risk is implicit in the investment, involves owning a security where the estimated yield to maturity is at least 500 basis points more than can be obtained from a comparable credit, regardless of whether the enhanced yield to maturity is realized because the obligation continues to be a performing loan or the obligation works out in reorganization or liquidation.

Because the Fund could not find enough "safe and cheap" issues, TAVF was not fully invested. Not being fully invested in 1996 meant that 1996 total return performance was less than it otherwise would have been. Criticizing management for not being fully invested in this context seems akin to telling a home owner who paid a premium to insure his house against fire last year, that the homeowner wasted his money paying insurance premiums because his house never did burn down.

There is a lot more to intelligent investing than maximizing total return consistently, or predicting market prices.

1996 DISTRIBUTIONS

On December 13, 1996,  TAVF declared a dividend  from the Fund's net  investment
income   through  the  period  ending   December  31,  1996  in  the  amount  of
approximately $0.562 per Fund share. TAVF also declared distributions of approximately $0.064, representing short-term capital gains through the period ended October 31, 1996; and approximately $0.084 per share, representing long-term capital gains through the period ended October 31, 1996. These distributions are payable January 6, 1997 to Fund shareholders of record on December 30, 1996. The precise amount of each distribution will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 30, 1996. The distributions are payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1996, the "ex" date, or valuation date, for reinvestment.

     I will write you again when the quarterly report for the period to end January 31, 1997 is published. Best wishes for a happy and prosperous new year.

Sincerely yours,

/s/ Martin J. Whitman
Martin J. Whitman
Chairman of the Board

                          Third Avenue Value Fund, Inc.
                      Portfolio of Investments (continued)
                               at October 31, 1996
                                   Principal                                         Value          % of
                                   Amount ($)     Issues                             (Note 1)       Net Assets
================================================================================================================
Asset Backed Securities--2.62%
                                   2,635,100      Olympic Automobile Receivables
                                                  Trust Series 1995-E CTFS,
                                                  Subordinated Bond 5.95%
                                                  due 6/15/02                        $2,628,923

                                   4,530,821      The Money Store Home Equity Trust
                                                  Series  1992-AA, 6.95%
                                                  due 1/15/07                         4,561,970
                                   7,615,000      The Money Store Home Equity Trust
                                                  Series 1995-BA3, 6.65% due 1/15/16  7,648,316
                                                                                      ---------

                                                  TOTAL ASSET BACKED SECURITIES
                                                  (Cost $14,862,508)                 14,839,209     2.62%
                                                                                     ==========     ====
================================================================================================================
Bank Debt - 1.92%

Oil                                1,889,887      Cimarron Petroleum Corp.(c)(d)      1,909,112     0.34%

Plumbing Fixtures                  9,238,238      Eljer Industries, Inc.(c)(e)        8,961,091     1.58%
                                                                                      ---------     ----


                                                  TOTAL BANK DEBT
                                                  (Cost $10,367,830)                 10,870,203
                                                                                     ==========
================================================================================================================
Corporate Bonds - 4.42%

Membership Sports &                1,422,000      USTrails Inc., Senior Subordinated
Recreation Clubs                                  Pay-In-Kind Notes 12%, 7/15/03(c)   1,080,720     0.19%

Retail                             3,350,000      Kmart Corp., 8.61%, 4/10/97         3,324,875
                                     800,000      Kmart Corp., 8.56%, 4/21/97           794,000
                                     850,000      Kmart Corp., 8.54%, 5/08/97           843,625
                                   1,400,000      Kmart Corp., 9.55%, 6/30/98         1,361,500
                                   8,000,000      Kmart Corp., 7.77%, 7/02/02         7,120,000
                                   1,000,000      Kmart Corp., 8.125%, 12/01/06         907,500
                                   3,000,000      Kmart Corp., 8.375%, 7/01/22        2,415,000
                                   9,400,000      Kmart Corp., 7.95%, 2/01/23         7,191,000
                                                                                      ---------

                                                                                     23,957,500     4.23%
                                                                                     ----------     ----

                                                  TOTAL CORPORATE BONDS
                                                  (Cost $20,567,172)                 25,038,220
                                                                                     ==========


                 The accompanying notes are an integral part of
                           the financial statements.



                                   Principal                                         Value          % of
                                   Amount ($)     Issues                             (Note 1)       Net Assets
================================================================================================================
Government Agency Bonds--3.00%
                                   2,889,650      Federal Home Loan Mortgage Corp.
                                                  Collateralized Mortgage Obligation,
                                                  Series 1635 K, Inverse Floater
                                                  6.29801% due 12/15/08 (g)          $ 2,010,619

                                   5,000,000      Federal Home Loan Mortgage Corp.
                                                  Collateralized Mortgage Obligation,
                                                  Series 1518 G, Inverse Floater
                                                  3.81% due 5/15/23 (g)                2,208,700

                                   2,058,631      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1993-129 S, Inverse Floater
                                                  5.14711% due 8/25/08 (g)             1,322,403

                                   6,600,000      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1993-229  SB,  Inverse Floater
                                                  5.48046% due 12/25/08 (g)            4,113,252

                                     300,000      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1993-221 SG, Inverse Floater
                                                  3.48727% due 12/25/08 (g)              177,345

                                   3,000,000      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1994-13 SM, Inverse Floater
                                                  7.99393% due 2/25/09 (g)             2,170,080

                                   2,683,270      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1994-13 SK, Inverse Floater
                                                  7.30501% due 2/25/09 (g)             1,786,360

                                   6,191,950      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1993-210 SA, Inverse Floater
                                                  1.105% due 11/25/23 (g)              2,419,381

                                   1,696,925      Federal National Mortgage
                                                  Association Collateralized
                                                  Mortgage Obligation, Series
                                                  1994-72 SB, Inverse Floater
                                                  3.13125% due 4/25/24 (g)               803,986
                                                                                      ----------
                                                  TOTAL GOVERNMENT AGENCY BONDS
                                                  (Cost $13,999,472)                  17,012,126    3.00%
                                                                                      ==========    ====

                 The accompanying notes are an integral part of
                   the financial statements.

                                   Principal                                         Value          % of
                                   Amount ($)     Issues                             (Note 1)       Net Assets
================================================================================================================
STRUCTURED NOTES-4.47%
Finance Companies                  21,750,000     Heller Financial Inc.-Medium
                                                  Term Note, 1/22/97 (c) (f) (h)     $21,750,000    3.84%

Real Estate                         3,563,320     Combined Investors, L.L.C. (c)       3,563,320    0.63%
                                                                                       ---------    ----

                                                  TOTAL STRUCTURED NOTES
                                                  (Cost $25,116,302)                  25,313,320
                                                                                      ==========

                                   Shares
                                   or Units
================================================================================================================
Common Stocks, Limited Partnership Units and Warrants--62.36%
Annuities & Mutual Fund            272,000        Liberty Financial Companies, Inc.   9,554,000
Management & Sales                 300,000        SunAmerica Inc.                    11,250,000
                                   100,000        The John Nuveen Company Class A     2,775,000
                                                                                     ----------
                                                                                     23,579,000     4.16%
                                                                                     ==========     ====

Apparel Manufacturers              150,000        Kleinert's, Inc. (b)                2,718,750     0.48%
                                                                                      ---------

Building Products                   44,000        Central Sprinkler Corp. (b)           781,000
& Related                          125,000        Cummins Engine Co., Inc.            5,203,125
                                    50,000        H.B. Fuller Co.                     2,087,500
                                    33,200        Tecumseh Products Co. Class A       1,867,500
                                    98,600        Tecumseh Products Co. Class B       5,275,100
                                                                                     ----------
                                                                                     15,214,225     2.68%
                                                                                     ==========     ====

Business Development
Companies                           43,200        Capital Southwest Corp.             3,045,600     0.54%
                                                                                      ---------
Cogeneration Services &
Small Power Producers               176,900       Destec Energy, Inc. (b)             2,653,500     0.47%
                                                                                      ---------
Small Power Producers

Computer & Software                 100,000       Digital Equipment Corp. (b)         2,950,000
                                    100,000       Novell, Inc. (b)                      925,000
                                     12,103       Silicon Graphics, Inc. (b)            223,905
                                                                                        -------
                                                                                      4,098,905     0.72%
                                                                                      =========     ====

Depository Institutions              53,000       Astoria Financial Corp.             1,874,875
                                    218,500       Carver Bancorp, Inc. (a) (b)        1,720,688

                 The accompanying notes are an integral part of
                           the financial statements.

                                   Shares                                            Value          % of
                                   or Units       Issues                             (Note 1)       Net Assets
================================================================================================================
Common Stocks, Limited Partnership Units and Warrants (continued)

Depository Institutions             62,500        First Colorado Bancorp, Inc.       $  976,562
(continued)                        149,227        Glendale Federal Bank               2,742,046
                                    53,480        Glendale Federal Bank Warrants (b)    454,580
                                    10,000        Letchworth Independent
                                                  Bancshares Corp.                      297,500
                                    10,000        Letchworth Independent
                                                  Bancshares Corp. Warrants (b)          77,500
                                    34,783        People's Heritage Financial
                                                  Group, Inc.                           800,009
                                    80,000        Security Capital Corp. (b)          5,280,000
                                                                                     ----------
                                                                                     14,223,760     2.51%
                                                                                     ==========     ====

Financial Insurance                100,000        AMBAC Inc.                          6,250,000
                                    244,100       Enhance Financial Services Corp.    8,146,838
                                    725,000       Financial Security Assurance
                                                  Holdings Ltd.                      20,300,000
                                    120,000       MBIA Inc.                          10,635,000
                                                                                     ----------
                                                                                     45,331,838     8.00%
                                                                                     ==========     ====

Food Manufacturers                  300,000       J & J Snack Foods Corp. (b)         3,300,000
& Purveyors                          95,000       Premark International, Inc.         1,983,125
                                    172,200       Sbarro, Inc.                        4,541,775
                                    100,000       Weis Markets, Inc.                  3,062,500
                                                                                     ----------
                                                                                     12,887,400     2.27%
                                                                                     ==========     ====

Forest Products                     54,400        St. Joe Corp.                       3,644,800     0.64%

Holding Companies                   50,000        Aristotle Corp. (b)                   178,125
                                    21,400        White River Corp. (b)               1,241,200
                                                                                     ----------
                                                                                      1,419,325     0.25%
                                                                                      =========     ====

Insurance Holding                   189,978       ACMAT Corp. Class A (a) (b)         2,612,198
Companies                           803,669       Danielson Holding Corp. (a)(b)(c)   4,219,262

                 The accompanying notes are an integral part of
                           the financial statements.

                                   Shares                                            Value          % of
                                   or Units       Issues                             (Note 1)       Net Assets
================================================================================================================
Common Stocks, Limited Partnership Units and Warrants (continued)

Insurance Holding                   50,000        Fund American Enterprises
Companies (continued)                             Holdings, Inc. (b)                 $4,481,250
                                     5,490        Sen-Tech Int'l Holdings, Inc.(b)(c) 1,749,718
                                                                                     ----------
                                                                                     13,062,428     2.30%
                                                                                     ==========     ====

Life Insurance                     138,000        ReliaStar Financial Corp.           7,314,000
                                   107,600        Security-Connecticut Corp.          3,443,200
                                                                                     ----------
                                                                                     10,757,200     1.90%
                                                                                     ==========     ====

Manufactured Housing                89,000        Liberty Homes, Inc. Class A         1,123,625
                                    40,000        Liberty Homes,  Inc. Class B          530,000
                                    10,800        Palm Harbor Homes, Inc. (b)           303,750
                                                                                     ----------
                                                                                      1,957,375     0.35%
                                                                                      =========     ====

Medical Supplies                    81,400        Acuson Corp. (b)                    1,719,575
& Services                         342,300        Datascope Corp. (b)                 5,819,100
                                    50,000        Fischer Imaging Corp. (b)             381,250
                                   288,438        Progressions Health Systems,Inc.(a)(b) 14,422
                                    90,750        St. Jude Medical, Inc. (b)          3,584,625
                                                                                     ----------
                                                                                     11,518,972     2.03%
                                                                                     ==========     ====

Membership Sports &                 237,267       USTrails Inc. (b)(i)                  244,682     0.04%
Recreation Clubs

Mortgage Insurance                  76,400        CMAC Investment Corp.               5,281,150     0.93%

Motor Vehicles &                    50,000        Ford Motor Co.                      1,562,500     0.28%
Cars' Bodies

Real Estate                         31,000        Consolidated-Tomoka Land Co.          527,000
                                   117,600        Forest City Enterprises, Inc.
                                                  Class A                             5,821,200
                                     2,500        Forest City Enterprises, Inc.
                                                  Class B                               122,500
                                    10,000        Royal Palm Beach Colony,
                                                  Limited Partnership Units (b)           9,375
                                                                                     ----------
                                                                                      6,480,075         1.14%
                                                                                      =========         ====

                 The accompanying notes are an integral part of
                           the financial statements.

                                   Shares                                            Value          % of
                                   or Units       Issues                             (Note 1)       Net Assets
================================================================================================================
Common Stocks, Limited Partnership Units and Warrants (continued)

Real Estate                        480,336        Koger Equity, Inc. (b)             $7,505,250
Investment Trusts                    5,100        Public Storage Properties XV, Inc.     99,450
                                    16,300        Public Storage Properties XVI, Inc.   309,700
                                    5,200         Public Storage Properties XVII, Inc.  100,100
                                    15,000        Public Storage Properties XVIII, Inc. 286,875
                                                                                     ----------
                                                                                      8,301,375     1.47%
                                                                                      =========     ====

Reinsurance Companies               85,917        LaSalle Re Holdings Limited (c)     2,480,853     0.44%

Security Brokers,                  118,100        Alex. Brown Inc.                    6,702,175
Dealers &                          111,800        Jefferies Group, Inc.               3,996,850
Flotation Companies                335,000        Legg Mason Inc.                    10,803,750
                                   462,100        Piper Jaffray Companies Inc. (a)    5,371,913
                                   525,000        Raymond James Financial, Inc.      12,796,875
                                   161,941        Ryan, Beck & Co., Inc. (a) (c)        890,676
                                                                                     ----------
                                                                                     40,562,239    7.16%
                                                                                     ==========    ====

Semiconductor                       25,000        AG Associates, Inc. (b)               125,000
Equipment                          200,000        Applied Materials, Inc. (b)         5,287,500
Manufacturers                      555,700        Electro Scientific Industries,
                                                  Inc.(a)(b)                        11,391,850
                                 1,050,000        Electroglas, Inc.(a)(b)           13,781,250
                                   561,100        FSI International, Inc. (b)        5,821,412
                                   200,000        KLA Instruments Corp. (b)          4,850,000
                                   150,000        Photronics, Inc. (b)               4,050,000
                                   300,000        Silicon Valley Group, Inc. (b)     4,987,500
                                   169,200        Tencor Instruments (b)             3,193,650
                                   218,700        Veeco Instruments, Inc. (b)        2,679,075
                                   131,250        Zygo Corp. (b)                     4,659,375
                                                                                    ----------
                                                                                    60,826,612     10.73%
                                                                                    ==========     =====

Title Insurance                    445,800        Stewart Information Services
                                                  Corp. (a)                          9,584,700
                                   615,000        The First American Financial
                                                  Corp. (a)                         23,139,375
                                                                                    ----------
                                                                                    32,724,075      5.77%
                                                                                    ==========      ====



                 The accompanying notes are an integral part of
                           the financial statements.

                                   Shares                                            Value          % of
                                   or Units       Issues                             (Note 1)       Net Assets
================================================================================================================
Common Stocks, Limited Partnership Units and Warrants (continued)

Venture Capital                      87,000       AFC Cable Systems, Inc. (b)        $1,544,250
                                    100,000       American Physicians Service
                                                  Group, Inc. (b)                       593,750
                                    127,000       Analogic Corp.                      3,460,750
                                    119,200       Emerging Markets Infrastructure
                                                  Fund, Inc.                          1,251,600
                                    163,500       Evans & Sutherland Computer
                                                  Corp. (b)                           3,433,500
                                    109,000       Gish Biomedical, Inc. (b)             722,125
                                    140,600       H & Q Life Sciences Investors (b)   1,968,400
                                    154,800       Integrated Systems, Inc. (b)        4,179,600
                                    300,000       Interphase Corp. (a) (b)            3,975,000
                                    293,000       Mountbatten, Inc. (a) (b)           2,398,937
                                    200,000       Sequoia Systems, Inc. (b)             500,000
                                    301,900       Vertex Communications Corp. (a) (b) 4,905,875
                                                                                     ----------
                                                                                     28,933,787     5.10%
                                                                                     ==========     ====

                                                  TOTAL COMMON STOCKS,
                                                  LIMITED PARTNERSHIP UNITS
                                                  AND WARRANTS
                                                  (Cost $255,320,542)                353,510,426
                                                                                     ===========

================================================================================================================
Preferred Stock - 0.17%
Depository Institutions              20,000       Glendale Federal Bank Convertible,
                                                  Non-Cumulative, 8 3/4%, Series E       967,500   0.17%
                                                                                         -------   ----


                                                  TOTAL PREFERRED STOCK (Cost $500,000)  967,500
                                                                                         =======

                                   Investment
                                   Amount($)
================================================================================================================
Other Investments - 0.55%

Insurance Holding                  3,136,000      Head Insurance Investors L.P.(c)   3,136,000      0.55%
                                                                                     ---------
Companies

                                   TOTAL OTHER INVESTMENTS
                                   (Cost $3,136,000)                                 3,136,000
                                                                                     =========

                 The accompanying notes are an integral part of
                           the financial statements.

                                   Principal                                         Value          % of
                                   Amount ($)     Issues                             (Note 1)       Net Assets
================================================================================================================
U.S. Treasury Bills--23.04%
                                   31,500,000     U.S. Treasury Bill 4.73%, 11/7/96  $ 31,475,167
                                    1,877,000     U.S. Treasury Bill 4.85%, 11/14/96(j) 1,873,716
                                      627,000     U.S. Treasury Bill 4.85%, 11/14/96(j)   625,903
                                   37,000,000     U.S. Treasury Bill 4.74%, 11/21/96   36,902,567
                                   32,000,000     U.S. Treasury Bill 4.86%, 11/29/96   31,879,040
                                   28,000,000     U.S. Treasury Bill 4.91%, 12/5/96    27,870,158
                                                                                       ----------
                                                  TOTAL U. S. TREASURY BILLS
                                                  (Cost $130,626,551)                 130,626,551  23.04%
                                                                                      ===========  =====
                                                  TOTAL INVESTMENT PORTFOLIO-102.55%
                                                  (Cost $474,496,377)                 581,313,555
                                                                                      -----------


                                                  LIABILITIES NET OF CASH AND
                                                  OTHER ASSETS--(2.55%)               (14,466,214)
                                                                                      ------------

                                                  NET ASSETS--100.00%
                                                  (Applicable to 23,364,688
                                                  shares outstanding)
                                                                                      $566,847,341
                                                                                       ==========

Notes:
(a)Affiliated issuers--as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding common stock of these issuers.)
(b)Non-income producing securities.
(c)Restricted/fair valued securities (see Note 1).
(d)Interest accrued at current rate of prime + 2%.
(e)Interest accrued at current rate of prime + 5%.
(f)Interest accrued at current rate of LIBOR 1 month + 0.1%.
(g)Inverse floater coupon rate moves inversely to a designated index, such as LIBOR or COFI, typically at a multiple of the changes in the relevant index rate.
(h)Structured note--may be repaid in the form of $25,000,000 face value Kmart Corp. trade claims in the event that Kmart Corp. files or is forced into Chapter 7 or 11 of the Bankruptcy Code prior to January 22, 1997. The ultimate value of such trade claims would be determined by the bankruptcy proceedings.
(i)130,095 shares restricted/fair valued (see Note 1).
(j)Securities segregated for future Fund commitments (see Note 6).

                 The accompanying notes are an integral part of
                           the financial statements.

                          Third Avenue Value Fund, Inc.
                       Statement of Assets and Liabilities
                                October 31, 1996
----------------------------------------------------------------------------------------------------------------
Assets:
Investments at value (Notes 1 and 4) :
  Unaffiliated issuers (identified cost of $402,227,665)         $497,307,409
  Affiliated issuers (identified cost of $72,268,712)              84,006,146
                                                                   ----------
    Total investments (identified cost of $474,496,377)           581,313,555
                                                                  ===========

Cash and cash equivalents (Note 1)                                  1,617,463
Receivable for fund shares sold                                     1,262,980
Dividends and Interest receivable                                   1,107,271
Other assets                                                           12,330
                                                                   ----------
    Total assets                                                  585,313,599
                                                                  ===========

----------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for securities purchased                                  16,539,145
Deferred fees (Note 1)                                               731,571
Payable for fund shares redeemed                                     511,971
Payable to investment adviser                                        427,311
Accounts payable and accrued expenses                                232,831
Payable to affiliates (Note 3)                                        23,429
Commitments (Note 6)                                                      --
                                                                  ----------

    Total liabilities                                             18,466,258
                                                                  ----------

    Net assets                                                  $566,847,341
                                                                ============
----------------------------------------------------------------------------------------------------------------
Summary of net assets:
Common stock, $ 0.001 par value, authorized
  200,000,000 shares,  23,364,688 outstanding shares             $   23,365
Additional paid in capital                                      447,598,572
Accumulated  undistributed net investment income                 10,389,192
Accumulated undistributed net realized gains from
investment transactions                                           2,019,034
Net unrealized appreciation of investments                      106,817,178
                                                                 ----------

    Net assets applicable to outstanding capital shares       $566,847,341
                                                               ==========

Net asset value, offering and redemption price per share            $24.26
                                                                     =====

                 The accompanying notes are an integral part of
                           the financial statements.

                          Third Avenue Value Fund, Inc.
                             Statement of Operations
                       For the Year Ended October 31, 1996

----------------------------------------------------------------------------------------------------------------
Investment income:
  Interest-unaffiliated issuers                                  $12,671,945
  Dividends-unaffiliated issuers                                   2,760,662
  Dividends-affiliated issuers                                       646,474
  Fee Income                                                       1,036,437
                                                                   ---------
    Total investment income                                       17,115,518
                                                                  ----------

----------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees (Note 3)                                3,976,741
  Transfer agent fees                                                303,145
  Administration (Note 3)                                            265,775
  Reports to shareholders                                            189,751
  Registration and filing fees                                       107,719
  Accounting services                                                 92,701
  Custodian fees (Note 4)                                             74,835
  Directors' fees and expenses                                        65,058
  Service fees                                                        57,037
  Miscellaneous expenses                                              56,661
  Legal fees                                                          55,564
  Auditing and tax consulting fees                                    49,149
  Insurance expenses                                                  40,486
                                                                   ---------
    Total operating expenses                                       5,334,622
                                                                   ---------
    Net investment income                                         11,780,896
                                                                  ----------
----------------------------------------------------------------------------------------------------------------
Realized and unrealized gains on investments:
  Net realized gains on investments - unaffiliated  issuers          734,777
  Net realized gains on investments - affiliated  issuers          3,347,022
  Net change in unrealized appreciation on investments            45,559,872
                                                                  ----------
    Net realized and unrealized gains on investments              49,641,671
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $61,422,567
                                                                   =========

                 The accompanying notes are an integral part of
                           the financial statements.


                          Third Avenue Value Fund, Inc.
                       Statement of Changes in Net Assets


                                                            For the Year Ended  For the Year Ended
                                                            October 31, 1996    October 31, 1995
----------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                                     $ 11,780,896        $  5,315,994
  Net realized gains on investments-
    unaffiliated issuers                                         734,777           3,953,960
  Net realized gains (losses) on investments-
    affiliated issuers                                         3,347,022          (1,838,180)
  Net change in unrealized appreciation on investments        45,559,872          41,324,327
                                                              ----------          ----------
  Net increase in net assets resulting from operations        61,422,567          48,756,101
                                                              ----------          ----------

Distributions:
  Dividends to shareholders from net investment income        (6,118,869)         (2,643,291)
  Distributions to shareholders from net realized gains on
    investments                                               (2,245,595)         (1,518,034)
                                                              ----------           ----------
                                                              (8,364,464)         (4,161,325)
                                                              ----------          ----------

capital share transactions:
  Proceeds from sale of shares                               273,608,965         112,183,260
  Net asset value of shares issued in reinvestment of
   dividends and distributions                                 7,089,926           3,493,053
  Cost of shares redeemed                                    (79,632,018)        (34,741,140)
                                                              ----------          ----------

Net increase in net assets resulting from capital
 share transactions                                          201,066,873          80,935,173
                                                             -----------          ----------

Net increase in net assets                                   254,124,976         125,529,949
Net assets at beginning of year                              312,722,365         187,192,416
                                                             -----------         -----------

Net assets at end of year
  (including undistributed net investment
  income of $10,389,192 and $4,586,481 respectively)        $566,847,341        $312,722,365
                                                            ============        ============

                 The accompanying notes are an integral part of
                           the financial statements.

                          Third Avenue Value Fund, Inc.
                          Notes to Financial Statements
                                October 31, 1996

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   Organization:
Third Avenue Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. Investment operations commenced on November 1, 1990. The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to attain its objective by following a value investing philosophy that seeks to acquire common stocks at a substantial discount to the Adviser's estimate of the issuing company's private value, preferred stocks and debt instruments providing strong covenant protection and above-average current yields or yields to maturity.

   Accounting policies:
The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

   Security valuation:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Over the counter securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost plus accrued interest, which approximates market.

The Fund may invest up to 15% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Directors of the Fund, although actual evaluations may be made by personnel acting under procedures established by the Board. Such securities had a total fair value of $49,874,913 or 8.80% of net assets, at October 31, 1996. Among the factors considered by the Board of Directors in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer.

   Security transactions and investment income:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.

   Distributions to shareholders:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax-basis treatment. Temporary differences do not require a reclassification. For the year ended October 31, 1996, such reclassifications resulted in a decrease to the Fund's accumulated net realized gains and additional paid in capital accounts of $123,993 and $16,691, respectively, and an offsetting increase to accumulated undistributed net investment income of $140,684.

   Federal income taxes:
The Fund has complied and intends to continue to comply with the requirements of
the  Internal  Revenue  Code  applicable  to  regulated  investment   companies.
Therefore, no federal income tax provision is required.

   Cash and cash equivalents:
The Fund has defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

   Deferred fees:
The Fund has received fees of $950,625 from Heller Financial, Inc. and $725,000 from Combined Investors, LLC in connection with the Fund's investments in these instruments. These fees are being deferred and recorded as income over the life of the respective instruments.

2. SECURITIES TRANSACTIONS
   Purchases and sales:
The aggregate cost of purchases from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, ownership of 5% or more of the outstanding common stock of the issuer) for the year ended October 31, 1996, was $158,262,877 and $41,765,879, respectively. The aggregate proceeds from sales and conversions of investments of unaffiliated and affiliated issuers for the year ended October 31, 1996, were $42,274,035 and $5,209,877, respectively.

At October 31, 1996, cost for federal income tax purposes amounted to $476,162,465. Accordingly, the net unrealized appreciation based on cost for federal income tax purposes of $105,151,090 was comprised of gross unrealized appreciation and depreciation of $109,834,997 and $4,683,907, respectively.

3. INVESTMENT ADVISORY SERVICES AND DISTRIBUTION AGREEMENT
The Fund has an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The Advisory Agreement provides for a monthly fee, to be paid to the Adviser, of 1/12 of .90% (an annual fee rate of .90%) of the total average daily net assets of the Fund during the month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Fund which are reimbursable by the Fund, including salaries of non-officer employees, rent and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries and rent are included under the caption Administration. At October 31, 1996, the Fund had a payable of $23,429 to affiliates for reimbursement of expenses paid by affiliates.

Whenever, in any fiscal year, the total cost to the Fund of normal operating expenses chargeable to its income account, including the investment advisory fee and the amounts reimbursable to the Adviser for the administration of the Fund, but excluding interest and taxes, exceeds 2 1/2% of the first $30,000,000 of the average daily net assets of the Fund for the fiscal year, plus 2% of the next $70,000,000, plus 1 1/2% of the remaining balance of the average daily net assets of the Fund, the Adviser is obligated under the Investment Advisory Agreement to reimburse the Fund in an amount equal to that excess. No expense reimbursement was required for the year ended October 31, 1996.

4. RELATED PARTY TRANSACTIONS
   Brokerage commissions:
     Martin J. Whitman, the Chairman and a director of the Fund, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the year ended October 31, 1996, the Fund incurred total brokerage commissions of $447,855 of which approximately $329,168 was earned by M.J. Whitman, Inc. and $70,250 was earned by M.J. Whitman Senior Debt Corp. At October 31, 1996, the Fund's payable for securities purchased included unsettled trades with M.J. Whitman, Inc. of $14,872,100.

INVESTMENT SECURITIES:
At October 31, 1996, the Fund owned 803,669 shares of Danielson Holding Corp. ("DHC"), representing 5.23% of its outstanding common stock. Martin J. Whitman is the Chairman and a director of DHC.

At October 31, 1996, the Fund, along with a group of affiliated investment vehicles, owned 1,461,400 shares of Piper Jaffray Companies Inc., representing 8.38% of its outstanding common stock.

     At October 31, 1996, the Fund, along with an affiliated company, owned 209,999 shares of Ryan, Beck & Co., Inc., representing 6.42% of its outstanding common stock.

     At October 31, 1996 the Fund owned 445,800 shares of Stewart Information Services Corp., representing 6.67% of its outstanding common stock.

     At October 31, 1996 the Fund owned 615,000 shares of The First American Financial Corp., representing 5.37% of its outstanding common stock.

At October 31, 1996, the Fund owned 300,000 shares of Interphase Corp., representing 6.40% of its outstanding common stock.

At October 31, 1996, the Fund owned 293,000 shares of Mountbatten, Inc., representing 11.58% of its outstanding common stock.

At October 31, 1996, the Fund owned 189,978 shares of ACMAT Corp. Class A, representing 5.18% of its outstanding common stock.

At October 31, 1996, the Fund owned 218,500 shares of Carver Bancorp, Inc., representing 9.44% of its outstanding common stock.

At October 31, 1996, the Fund owned 1,050,000 shares of Electroglas, Inc., representing 5.85% of its outstanding common stock.

     At October 31, 1996, the Fund owned 555,700 shares of Electro Scientific Industries, Inc., representing 6.42% of its outstanding common stock.

At October 31, 1996, the Fund owned 301,900 shares of Vertex Communication Corp., representing 6.81% of its outstanding common stock.

   Custodian
Pursuant to a custody agreement, Danielson Trust Company ("DTC"), a wholly owned subsidiary of DHC, acts as custodian for the Fund. For these services, DTC was paid fees of $74,835 for the year ended October 31, 1996.

5. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock were as follows:

                                             For the             For the
                                             Year Ended          Year Ended
                                             October 31, 1996    October 31, 1995
                                             ----------------    ----------------
Increase in Fund shares:
  Shares outstanding at beginning of year   14,524,055           10,396,658
  Shares sold                               12,005,739            5,699,436
  Shares reinvested from dividends and
   distributions                               325,226              205,837
Shares redeemed                             (3,490,332)          (1,777,876)
                                             ---------            ---------
Net increase in Fund shares                  8,840,633            4,127,397
                                             ---------            ---------
Shares outstanding at end of year           23,364,688           14,524,055
                                             =========            =========

6. COMMITMENTS
The Fund has committed a $5,000,000 capital investment to Head Insurance Investors L.P. of which $3,136,000 has been funded as of October 31, 1996. The Fund's outstanding commitment to its investment in Combined Investors, L.L.C. was $625,000 as of October 31, 1996. Securities valued at $2,499,619 have been segregated to meet the requirements of these commitments. These commitments may be payable on demand by the investee company.


7. RISKS RELATING TO CERTAIN INVESTMENTS
   High Yield Debt:
The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic
conditions  and  individual   corporate   developments   than  do  higher  rated
securities.

   Loans and Other Direct Debt Instruments:
The Fund invests in loans and other direct debt instruments owed by a corporate borrower to another party. The loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.


8. SUBSEQUENT EVENT
On December 13, 1996, the Fund's shareholders approved and adopted an agreement to reorganize the Fund from a Maryland corporation to a Delaware business trust ("Third Avenue Trust" or the "Trust"). Third Avenue Value Fund will become one series in the Third Avenue Trust and it is the intention of the Board of Directors of the Trust to offer additional separate series of shares.

                          Third Avenue Value Fund, Inc.
                              Financial Highlights

SELECTED DATA (FOR A SHARE  OUTSTANDING  THROUGHOUT
EACH YEAR) AND RATIOS ARE AS FOLLOWS:

                                             Years Ended October 31,
                                             -------------------------------------
                                             1996           1995           1994           1993           1992
                                             ----           ----           ----           ----           ----

Net Asset Value, Beginning of Year           $21.53         $18.01         $17.92         $13.57         $12.80
                                              -----          -----          -----          -----          -----
Income from Investment Operations:
  Net investment income                         .53            .38            .29            .18            .19
  Net gain on securities (both realized
    and unrealized)                            2.76           3.53            .16           4.77            .64
                                              -----          -----          -----          -----          -----
  Total from Investment Operations             3.29           3.91            .45           4.95            .83
                                              -----          -----          -----          -----          -----
Less Distributions:
  Dividends from net investment income         (.41)          (.25)          (.22)          (.24)          (.02)
  Distributions from realized gains            (.15)          (.14)          (.14)          (.36)          (.04)
                                               -----          -----          -----          -----          -----
  Total Distributions                          (.56)          (.39)          (.36)          (.60)          (.06)
                                               -----          -----          -----          -----          -----
Net Asset Value, End of Year                 $24.26         $21.53         $18.01         $17.92         $13.57
                                              =====          =====          =====          =====          =====

Total Return                                 15.55%          22.31%          2.56%        37.36%          6.50%
Ratios/Supplemental Data:
  Net Assets, End of Year (in thousands)   $566,847        $312,722      $187,192       $118,958        $31,387
  Ratio of Expenses to Average
   Net Assets                                 1.21%           1.25%         1.16%          1.42%          2.32%
  Ratio of Net Income to Average
   Net Assets                                 2.67%           2.24%         1.85%          1.45%          1.71%
  Portfolio Turnover Rate                       14%             15%            5%            17%            31%
  Average Commission Rate Paid                 .0318            n/a           n/a           n/a             n/a


                 The accompanying notes are an integral part of
                           the financial statements.

                        Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THIRD AVENUE VALUE FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
December 11, 1996



                   Federal Tax Status of Dividends (unaudited)

The following information represents the tax status of dividends and distributions paid by the Fund during the fiscal year ended October 31, 1996. This information is presented to meet regulatory requirements and no current action on your part is required.

Of the $0.56 per share dividend paid to you in cash or reinvested in your account for the fiscal year ended October 31, 1996, $0.41 was derived from net investment income and $0.06 from short-term capital gains and $0.09 from long-term capital gains. 43.45% of the income distributed qualifies for the Corporate Dividends Received Deduction.